U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2017

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of small business issuer as specified in its charter)

Nevada	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

E-5-2, Megan Avenue 1, Block E

189, Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

 (Address of principal executive offices)

+603 2162 0773

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01  Change in Registrant’s Certifying Accountant

Effective July 17, 2017, the audit committee of the Board of Directors of Prime Global Capital Group Incorporated (the "Company") approved the dismissal of Centurion ZD CPA Limited, formerly known as DCAW (CPA) Limited (“Centurion CPA”), as our independent accountant. Effective July 17, 2017, we retained the services of ShineWing Australia to audit our consolidated financial statements for our fiscal year ending October 31, 2017.

Centurion CPA’s report on the financial statements of the Company for the fiscal year ended October 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal year ended October 31, 2016 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern. During the Company’s fiscal year ended October 31, 2016 and through July 17, 2017, there were no disagreements with Centurion CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Centurion CPA’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no “reportable events” occurred within the periods covered by Centurion CPA’s reports on the Company's consolidated financial statements, or subsequently up to the date of Centurion CPA’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided Centurion CPA with a copy of the foregoing disclosures and has requested that Centurion CPA review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. A copy of Centurion CPA’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K is attached as Exhibit 16.1.

During the fiscal year ended October 31, 2016, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted ShineWing Australia regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and ShineWing Australia did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Centurion CPA on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Centurion CPA, would have caused Centurion CPA to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Centurion ZD CPA Limited, dated July 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Registrant)

Dated: July 17, 2017	By:	/s/ Dato’ Weng Kung Wong
Dato’ Weng Kung Wong Chief Executive Officer, Interim Chief Financial Officer and Secretary

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